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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2006

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                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-26719                38-3360865
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                      49504
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code 616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01. REGULATION FD DISCLOSURE

     Press Release. On April 12, 2006, Mercantile Bank Corporation issued a press release announcing a 5% stock dividend and related financial information.
A copy of the press release is attached as Exhibit 99.1 and incorporated here by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

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
Exhibit
 Number   Description
-------   -----------
99.1      Press release of Mercantile Bank Corporation announcing a 5% stock dividend and related financial information.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERCANTILE BANK CORPORATION


                                        By: /s/ Gerald R. Johnson, Jr.
                                            ------------------------------------
                                            Gerald R. Johnson, Jr.
                                            Chairman of the Board and
                                            Chief Executive Officer

Date: April 12, 2006


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                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
99.1      Press release of Mercantile Bank Corporation announcing a 5% stock dividend and related financial information.


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